UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2006

ENGELHARD
CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8142	22-
1586002

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

101 Wood Avenue, Iselin, New Jersey	08830

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 205-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

     The Company today posted the investor presentation entitled “Engelhard Response to BASF Offer” on its website. A copy of the investor presentation is hereby incorporated by reference into this Item 7.01 and furnished as part of this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following are filed as exhibits to this report:

99.1                Investor Presentation entitled “Engelhard Response to BASF Offer”.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGELHARD
CORPORATION

(Registrant)

Date:	January 24, 2006	/s/ Michael A. Sperduto

		Name:	Michael A. Sperduto
		Title:	Vice President and Chief Financial Officer